                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement

[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[    ]  Definitive Additional Materials

[    ]  Soliciting Material underss.240.14a-12

                             Republic Bancorp, Inc.
                             ----------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

          2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

          4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

          5) Total fee paid:

             -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            --------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

         3) Filing Party:

            --------------------------------------------------------------------

         4) Date Filed:

            --------------------------------------------------------------------

                             [Republic Bancorp logo]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OF REPUBLIC BANCORP, INC.

                                 April 18, 2001

To our shareholders:

     You are cordially invited to attend this year's annual meeting of shareholders of Republic Bancorp, Inc. The following are details for the meeting:

  PLACE: Republic Bank Building
         9600 Brownsboro Road
         Louisville, Kentucky 40222

  TIME:  10:00 a.m., EDT

  DATE:  Wednesday, April 18, 2001

  ITEMS ON THE AGENDA:

         1. To elect nine (9) directors; and
         2. To transact such other business as may properly come before the meeting.

  RECORD DATE: The close of business on March 1, 2001 is the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting.

     Whether or not you plan to attend the meeting, please sign, date and promptly return the enclosed proxy. If for any reason you desire to revoke your proxy, you may do so at any time before the voting as described in the accompanying proxy statement.

                                          Very truly yours,
                                          /S/ Steven E. Trager
                                          Steven E. Trager
                                          President and Chief Executive Officer

Approximate date of mailing to shareholders: March 19, 2001

                             REPUBLIC BANCORP, INC.
                             601 West Market Street
                           Louisville, Kentucky 40202

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Republic Bancorp, Inc. The proxies will be voted at the annual meeting of shareholders of Republic Bancorp on April 18, 2001, and at any adjournments of the meeting.

     This proxy statement and the enclosed proxy are first being sent to shareholders on or about March 19, 2001. As used in this proxy statement, the terms "WE", "OUR" and "REPUBLIC BANCORP" refer to Republic Bancorp, Inc., a Kentucky corporation.

                                     VOTING

     RECORD DATE. You are entitled to notice of and to vote at the annual meeting if you held of record shares of our Class A Common Stock or Class B Common Stock at the close of business on March 1, 2001. On that date, 14,781,970 shares of Class A Common Stock and 2,092,199 shares of Class B Common Stock were issued and outstanding for purposes of the annual meeting.

     VOTING RIGHTS. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to 10 votes, both with cumulative voting rights in the election of directors. Based on the number of shares outstanding on the record date, the shares of Class A Common Stock are entitled to an aggregate of 14,781,970 votes, and the shares of Class B Common Stock are entitled to an aggregate of 20,921,990 votes at the annual meeting.

     VOTING  IN  THE  ELECTION  OF  DIRECTORS.   In  electing  directors,   each
shareholder has the number of votes equal to

     * the number of votes the shareholder is entitled to cast at the annual meeting, based on the number of shares of Class A Common Stock (each with one vote) and Class B Common Stock (each with ten votes) held on the record date, multiplied by

     * the number of directors to be elected.

     You may cumulate your votes and cast all of your votes for one nominee or may distribute such votes among as many nominees as you choose. Shares represented by proxies in the accompanying form may be voted cumulatively, as discussed below under "PROPOSAL 1: ELECTION OF DIRECTORS". The nine (9) nominees receiving the most votes at the annual meeting will be elected as directors.

     VOTING BY PROXY. If a proxy on the accompanying form is properly executed, returned to Republic Bancorp and not revoked, the shares represented by the proxy will be voted in accordance with the instructions set forth on the proxy. If no instructions are given, the shares represented will be voted for the director nominees named in this proxy statement, with the discretionary authority discussed below under "PROPOSAL 1: ELECTION OF DIRECTORS". The board of directors at present knows of no other business to be brought before the annual meeting. However, persons named in the enclosed proxy, or their substitutes, will have discretionary authority to vote on the transaction of any other business which may properly come before the annual meeting and any adjournment thereof, and will vote the proxies in accordance with recommendations of the board of directors.

     A shareholder may attend the annual meeting even though he or she has executed a proxy. A proxy may be revoked at any time before it is voted by delivering written notice of revocation to the Secretary of Republic Bancorp or by delivering a later dated proxy or by the vote of the shareholder in person at the annual meeting.

     QUORUM REQUIREMENTS AND COUNTING VOTES. The presence in person or by proxy of the holders of a majority in voting power of the combined voting power of the Class A Common Stock and the Class B Common Stock will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker nonvotes will be counted as being present or represented at the annual meeting for the purpose of establishing a quorum but will not have an effect on the outcome of the vote in the election of directors or any other matter determined by a plurality vote.

     A NOTE ABOUT OUR DUTCH AUCTION TENDER OFFER. On February 12, 2001, Republic Bancorp extended an offer to its shareholders to purchase up to 1,000,000 shares of its outstanding Class A Common Stock at a price, within the range of $8 to $10 per share, to be determined under the procedures described in the Offer to Purchase. The Offer expired on March 13, 2001. Based on a preliminary count by the depositary, approximately 747,325 shares of Class A Common Stock were tendered pursuant to the offer of which 40,987 shares were tendered through notices of guaranteed delivery. The preliminary results of the tender offer are not reflected in our disclosures in this proxy statement. We will issue a press release announcing the final results of the tender offer when they are available.

     If you owned shares on the record date of the annual meeting (March 1, 2001), you have the right to vote those shares even if you have tendered them for sale to us, and even if we purchase them, pursuant to our tender offer.

                                 SHARE OWNERSHIP

     The following table reflects certain information regarding the beneficial ownership of the outstanding shares of Republic Bancorp as of the record date for the annual meeting, based on information available to the board of directors. The Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis. In the following table, information in the column headed "Class A Common" does not reflect the shares of Class A Common Stock issuable upon conversion of the Class B Common Stock. Information is included for:

  (1) persons who own more than 5% of the Class A or the Class B Common Stock outstanding on the record date,

  (2) directors and nominees,

  (3) the five (5)  executive  officers of Republic  Bancorp  who  received  the
      highest  total  salary  and  bonus  during  2000  (the  "named   executive
      officers"), and

  (4) executive officers and directors of Republic Bancorp as a group.

Unless indicated otherwise, Republic Bancorp believes that each person named below has the sole power to vote and dispose of the voting securities beneficially owned by such person. Please note that the table provides information about the number of shares beneficially owned, as opposed to the voting power of those shares. Executive officers, directors and nominees as a group (10 persons) hold 67% of the combined voting power of the Class A and Class B Common Stock.

                                                                                                    Class A and Class B
                                                   Class A Common            Class B Common           Common Combined
                                               ----------------------    ----------------------    ----------------------
                  Name                         Shares         Percent    Shares         Percent    Shares         Percent
------------------------------------           ----------------------    ----------------------    ----------------------
FIVE PERCENT SHAREHOLDERS:

Bernard M. Trager                              7,340,032 (1)    49.5%    1,545,858 (2)    73.5%    8,885,890        52.4%
601 West Market Street
Louisville, Kentucky 40202

Steven E. Trager                               6,700,295 (3)    45.1       898,678 (4)    42.8     7,598,973        44.8
601 West Market Street
Louisville, Kentucky 40202

Scott Trager                                   6,686,115 (5)    45.0       917,300 (6)    43.6     7,603,415        44.9
601 West Market Street
Louisville, Kentucky 40202

Sheldon Gilman, Trustee                        6,566,736 (7)    44.2       883,678 (8)    42.0     7,450,414        44.0
for the grandchildren of
Bernard M. Trager
400 West Market Street
Suite 2200
Louisville, Kentucky 40202

Teebank Family                                 5,903,612 (9)    39.8       763,984 (9)    36.3     6,667,596        39.4
Limited Partnership
7413 Cedar Bluff Court
Prospect, Kentucky 40059

DIRECTORS, NOMINEES AND NAMED
EXECUTIVE OFFICERS:

Charles E. Anderson                               53,490 (10)    *           1,000 (11)    *          54,490         *
Larry M. Hayes                                   315,878 (12)    2.1         4,694         *         320,572         1.9
Bill Petter                                      376,781 (13)    2.5        14,000 (14)    0.7       390,781         2.3
Sandra Metts Snowden                              14,844         *              -                     14,844         *
R. Wayne Stratton                                 12,900 (15)    *           1,700 (16)    *          14,600         *
Samuel G. Swope                                   38,251 (17)    *           5,694         *          43,945         *
Bernard M.  Trager                             7,340,032 (1)    49.5     1,545,858 (2)    73.5     8,885,890        52.4
Scott Trager                                   6,686,115 (5)    45.0       917,300 (6)    43.6     7,603,415        44.9
Steven E. Trager                               6,700,295 (3)    45.1       898,678 (4)    42.8     7,598,973        44.8
Kevin Sipes                                        1,825 (18)    *             200         *           2,025         *

EXECUTIVE OFFICERS, DIRECTORS
AND NOMINEES AS A GROUP (10 PERSONS)           7,876,380        53.1%    1,621,968        77.2%    9,498,148        56.1%

                                                  4

* Less than .5%

(1) Includes 5,903,612 shares held of record by Teebank Family Limited Partnership ("Teebank") and 620,784 shares held of record by Jaytee Properties Limited Partnership, 7413 Cedar Bluff Court, Prospect, Kentucky 40059 ("Jaytee"). Bernard Trager is a general and limited partner and Jean
     S. Trager, his wife, is a limited partner of both Teebank and Jaytee. Bernard Trager shares investment power over the shares held of record by Teebank and Jaytee with Steven Trager. Includes 257,458 unallocated shares held of record by Republic Bancorp's Employee Stock Ownership Plan
     ("ESOP"), of which Bernard Trager is a member of the Administrative Committee. Bernard Trager shares voting power over the shares held of record by the ESOP with Bill Petter and Larry Hayes. Includes 559 shares allocated to Bernard Trager under the ESOP. Also includes 100,323 shares held of record by Trager Family Foundation, a charitable foundation organized under Section 501(c)(3) of the Internal Revenue Code. Bernard Trager shares voting and investment power over these shares with Mrs. Trager, Steven Trager, and Shelley Trager Kusman.

(2) Includes 763,984 shares held of record by Teebank and 119,694 shares held of record by Jaytee. Bernard Trager is a general and limited partner and Jean Trager, his wife, is a limited partner of both Teebank and Jaytee. Bernard Trager shares investment power over the shares held of record by Teebank and Jaytee with Steven Trager. Also includes 117,454 shares owned by Jean Trager, with whom Bernard Trager shares voting and investment power.

(3) Includes 5,903,612 shares held of record by Teebank and 620,784 shares held of record by Jaytee. Steven Trager is a general and limited partner of both Teebank and Jaytee. Trusts for the benefit of, among others, Steven Trager, his wife and his two minor children are limited partners of both Teebank and Jaytee. Steven Trager shares investment power over the shares held of record by Teebank and Jaytee with Bernard Trager, and he shares voting power over the shares held of record by Teebank and Jaytee with Scott Trager and Sheldon Gilman, as trustee. Includes 5,000 shares held by Steven Trager's wife. Includes 100,323 shares held of record by Trager Family Foundation, a charitable foundation organized pursuant to Section 501(c)(3) of the Internal Revenue Code. Steven Trager shares voting and investment power over these shares with Jean Trager, Bernard Trager, and Shelley Trager Kusman. Also includes 576 shares allocated to Steven Trager under the ESOP and 5,000 shares held in a 401(k) plan.

(4) Includes 763,984 shares held of record by Teebank and 119,694 shares held of record by Jaytee. Steven Trager is a general and limited partner of both Teebank and Jaytee. Trusts for the benefit of, among others, Steven Trager, his wife and his two minor children are limited partners of both Teebank and Jaytee. Steven Trager shares investment power over the shares held of record by Teebank and Jaytee with Bernard Trager, and he shares voting power over the shares held of record by Teebank and Jaytee with Scott Trager and Sheldon Gilman, as trustee. Also includes 1,000 shares held in a 401(k) plan.

(5) Includes 5,903,612 shares held of record by Teebank and 620,784 shares held of record by Jaytee. Scott Trager is a limited partner of both Teebank and Jaytee. Scott Trager shares voting power over the shares held of record by Teebank and Jaytee with Steven Trager and Sheldon Gilman, as trustee. Includes 19,906 shares held of record by a family trust of which Scott Trager is a co-trustee and a beneficiary. Includes 25,000 shares of Class A Common Stock under currently exercisable options. Also includes 576 shares allocated to Scott Trager under the ESOP and 12,599 shares held in a 401(k) plan.

(6) Includes 763,984 shares held of record by Teebank and 119,694 shares held of record by Jaytee. Scott Trager is a limited partner of both Teebank and Jaytee. Scott Trager shares voting power over the shares held of record by Teebank and Jaytee with Steven Trager and Sheldon Gilman, as trustee. Includes 3,380 shares held of record by a family trust of which Scott Trager is a co-trustee and a beneficiary. Includes 5,000 shares of Class B Common Stock under currently exercisable options. Also includes 980 shares held in a 401(k) plan.

(7) Includes 5,903,612 shares held of record by Teebank and 620,784 shares held of record by Jaytee. Sheldon Gilman is a limited partner of both Teebank and Jaytee, as trustee for the grandchildren of Bernard Trager. Sheldon Gilman shares voting power over the shares held of record by Teebank and Jaytee with Steven Trager and Scott Trager. Also includes 32,000 shares owned by Mr. Gilman's wife.

(8) Includes 763,984 shares held of record by Teebank and 119,694 shares held of record by Jaytee. Sheldon Gilman is a limited partner of both Teebank and Jaytee, as trustee for the grandchildren of Bernard Trager. Sheldon Gilman shares voting power over the shares held of record by Teebank and Jaytee with Steven Trager and Scott Trager.

(9) Teebank is a limited partnership of which Bernard Trager and Steven Trager are general and limited partners. The shares of Common Stock beneficially owned by Teebank are also shown in the above table as being beneficially owned by Bernard Trager, Steven Trager, Scott Trager and Sheldon Gilman, trustee, who share voting and/or investment power over the shares held by the partnership. The following table provides information about the units of Teebank owned by directors and officers of Republic Bancorp.

     Name                    Number of Units       Percent of Outstanding
     ----                    ---------------       ----------------------
     Bernard M. Trager        1,087,199 (a)                54.4%
     Steven E. Trager           498,975 (b)                24.9
     Scott Trager                 4,036                     0.2

     a)  Includes 563,599 units held by Bernard Trager's wife, Jean Trager.

     b) Includes 271,080 units held in a revocable trust and 144,624 units held for the benefit of Steven Trager's minor children; also includes 83,271 shares held in an irrevocable trust for the benefit of, among others, Steven Trager, his wife and his minor children.

(10) Includes 6,500 shares held jointly with his wife, over which Charles Anderson shares investment and voting power, and 11,250 shares that can be acquired upon conversion of Trust Preferred securities.

(11) Shares held jointly with his wife, over which Charles Anderson shares investment and voting power.

(12) Includes 2,350 shares held by his wife, 3,000 shares that can be acquired by Larry Hayes and 7,000 shares that can be acquired by his wife upon conversion of Trust Preferred securities, 1,000 shares held by Midwest Construction, a Kentucky corporation of which Mr. Hayes is a majority owner; and 16,000 shares held in BPH Partnership, a Kentucky limited liability partnership in which Larry Hayes is a limited partner. Larry Hayes shares investment and voting power over the shares held by his wife and BPH Partnership. Also Includes 257,458 unallocated shares held of record by Republic Bancorp's Employee Stock Ownership Plan, of which Larry Hayes is a member of the Administrative and Investment Committees. As a member of the Administrative Committee, Larry Hayes shares voting power over these shares with Bernard Trager and Bill Petter, and, as a member of the Investment Committee, shares investment power over these shares with Michael Ricketts and Bill Petter.

(13) Includes 257,458 unallocated shares held of record by Republic Bancorp's Employee Stock Ownership Plan, of which Bill Petter is a member of the Administrative and Investment Committees. As a member of the Administrative Committee, Bill Petter shares voting power over these shares with Bernard Trager and Larry Hayes, and, as a member of the Investment Committee, shares investment power over these shares with Michael Ricketts and Larry Hayes. Includes 25,000 shares of Class A Common Stock that can be acquired under currently exercisable options. Also includes 576 shares allocated to Bill Petter under the ESOP and 10,000 shares held in a 401(k) plan.

(14) Includes 5,000 shares of Class B Common Stock that can be acquired under currently exercisable options. Also includes 2,000 shares held in a 401(k) plan.

(15) Includes 3,500 shares held jointly with his wife and 9,400 shares held by his wife. Wayne Stratton shares investment and voting power over these shares.

(16) Includes 700 shares held jointly with his wife and 1,000 shares held by his wife. Wayne Stratton shares investment and voting power over these shares.

(17) Includes 5,000 shares that can be acquired upon conversion of Trust Preferred securities, which are held of record by Swope Enterprises Inc., L.P., a Kentucky limited liability partnership in which Samuel Swope is a limited partner.

(18) Includes 325 shares allocated to Kevin Sipes under the Employee Stock Ownership Plan (ESOP).

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Republic Bancorp's board of directors is comprised of one class of directors, elected annually. Each director serves a term of one year or until his or her successor is duly elected or qualified. Republic Bancorp's bylaws provide for not less than 5 nor more than 15 directors. The number of directors is currently set at 9.

     In accordance with the bylaws of Republic Bancorp, the board of directors has fixed the number of directors to be elected at the annual meeting at 9. The Board has nominated for election as directors Bernard Trager, Steven Trager, Scott Trager, Bill Petter, Wayne Stratton, Larry Hayes, Samuel Swope, Charles Anderson and Sandra Metts Snowden. Each of the nominees is a current member of the board of directors.

     The board of directors has no reason to believe that any nominee for director will not be available for election. However, if any of the nominees should become unavailable for election, and unless authority is withheld, the holders of the proxies solicited hereby will vote for such other individual(s) as the board of directors may recommend. In addition, if any shareholder(s) shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named below, or substitute nominees recommended by the board of directors, the holders of the proxies being solicited with this proxy statement will have the discretionary authority to vote cumulatively for some number less than all of the nominees named below or any substitute nominees, and for such persons nominated as they may choose.

     The following  table gives the indicated  information  for each nominee and
incumbent   director  and  other  executive  officers  who  are  listed  in  the compensation tables which follow but are not nominees or incumbent directors:

               NAME AND PRINCIPAL OCCUPATION FOR PAST FIVE YEARS                             AGE      DIRECTOR SINCE
--------------------------------------------------------------------------------             ---      --------------
DIRECTORS AND NOMINEES:

BERNARD M. TRAGER, serves as Chairman of Republic. Prior to 1998, he also served as CEO of Republic and as Chairman of Republic Bank and Trust Company (the
  "Bank"), Republic Bancorp's principal banking subsidiary.                                   72           1974

STEVEN E. TRAGER, serves as President and CEO of Republic and Chairman and CEO of the Bank. From 1994 to 1997, he served as Vice Chairman, and from 1994 to
  1998, he served as Secretary of Republic.                                                   40           1988

SCOTT TRAGER, serves as Vice Chairman of Republic.  He has served as President
  of the Bank since 1984.                                                                     48           1990

BILL PETTER,  serves as Vice Chairman and Chief  Operating  Officer of Republic.
  From 1995 to 1997 he served as Vice Chairman and Chief Financial  Officer.  He has served as Executive Vice President of the Bank since 1993 and served
  as Chief Financial Officer of the Bank from 1993 to 1997.                                   51           1995

R. WAYNE STRATTON, is a partner in the CPA firm of Jones, Nale & Mattingly PLC.               53           1995

LARRY M. HAYES, is President of Midwest Construction Company, Inc.,
  Lexington, Kentucky.                                                                        52           1995

SAMUEL G. SWOPE, is the Chairman of Sam Swope Auto Group, Inc.                                74           1998

SANDRA METTS SNOWDEN,  is President of Metts Company,  Inc., d/b/a Realty World,
  Sandy Metts & Associates, a real estate sales, management, brokerage and
  development firm.                                                                           55           1999

CHARLES E. ANDERSON, is Chairman and part owner of Anderson Insurance and
  Financial Services, Inc. d/b/a the Anderson Group, Owensboro, Kentucky,
  which provides insurance and financial services.                                            63           1999

NON-DIRECTOR EXECUTIVE OFFICER:

KEVIN SIPES has served as Chief Financial Officer of Republic Bancorp since
  October 2000.  He began serving as Chief Accounting Officer of Republic
  Bancorp and as controller of Republic Bank & Trust Company in 2000.  He joined
  the Bank in 1995 as an Assistant Vice President of Finance.                                 29

     None of our directors or nominees holds any directorships in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

     Republic Bancorp's directors were elected at the most recent annual meeting of shareholders held on April 19, 2000, to a one year term. Our executive officers are selected by the board of directors and hold office at the discretion of the board of directors.

     Bernard Trager, Steven Trager and Scott Trager are relatives. Bernard Trager is the father of Steven Trager and the uncle of Scott Trager; Steven Trager and Scott Trager are cousins.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Republic Bancorp's board of directors has two standing committees: the Audit Committee and the Compensation/Human Resources Committee. The Board does not have a standing nominating committee or a committee performing similar functions.

     The Audit Committee, which is currently composed of Sandra Metts Snowden, Wayne Stratton, and Charles E. Anderson, held 7 meetings during 2000. Each of the members of the Audit Committee is independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers ("NASD") listing standards).

     Republic Bancorp's board of directors has adopted a written charter for the Audit Committee which sets out the functions and responsibilities of the Audit Committee. A copy of the written charter of the Audit Committee is attached as an appendix to this proxy statement. As described in the charter, this committee makes recommendations to the board of directors with respect to the selection of independent accountants; the review and scope of audit arrangements; the independent accountants' suggestions for strengthening internal accounting controls; matters of concern to the committee, the independent accountants, or management relating to Republic Bancorp's financial statements or other results of the annual audit; the review of internal accounting procedures and controls with Republic Bancorp's financial and accounting staff; the review of the activities and recommendations of Republic Bancorp's general auditor and compliance auditors; and the review of financial statements and other financial information published by Republic Bancorp.

     The Compensation/Human Resources Committee held 1 meeting during 2000. It is currently composed of Sandra Metts Snowden, Larry Hayes and Charles E. Anderson. This committee makes recommendations to the board of directors as to the amount and form of officer compensation. The Compensation/Human Resources Committee administers Republic Bancorp's 1995 Stock Option Plan and is authorized to grant stock options in accordance with the terms of that plan without further approval.

     The board of directors held 6 meetings during 2000. Each of the directors attended at least 75% of the total number of meetings of the board of directors and the committees on which such director served.

DIRECTOR COMPENSATION

     Non-employee directors of Republic Bancorp and the Bank receive director's fees of $1,350 for each board meeting attended and fees within the range from $250 to $475 for each committee meeting attended. Director Anderson is compensated for travel expenses. Total fees paid to directors of Republic Bancorp during 2000 for service as a director of Republic Bancorp and/or the Bank were as follows:

   Charles E. Anderson                                  $10,650 (1)
   Larry M. Hayes                                         9,300
   Sandra Metts Snowden                                  10,100
   R. Wayne Stratton                                      9,500
   Samuel G. Swope                                        9,000

   (1) Includes reimbursement for travel expenses of $900.

See also the following discussion under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

                      CERTAIN INFORMATION AS TO MANAGEMENT

     The following table contains information concerning the compensation received by Republic Bancorp's Chief Executive Officer ("CEO") and the four most highly compensated executive officers of Republic Bancorp as of the fiscal year ended December 31, 2000.

                                                SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                         ANNUAL COMPENSATION(1) COMPENSATION
                                         ----------------------    AWARDS
                                                                   ------
                                                                 SECURITIES
                                                      EARNED     UNDERLYING       ALL OTHER
NAME & PRINCIPAL POSITION        YEAR     SALARY     BONUS(2)    OPTIONS(#)     COMPENSATION
---------------------------      ----    --------    --------    ----------     ------------
Bernard M. Trager                2000    $360,000    $165,000                    $59,037 (3)
Chairman and Director            1999     300,000     165,000                     73,085
                                 1998     250,000     190,000                     49,117

Steven E. Trager                 2000    $200,000    $ 75,000                    $ 7,192 (3)
President, CEO and Director      1999     200,000      75,000                      8,280
                                 1998     175,000     100,000      10,000          8,882

Scott Trager                     2000    $200,000    $ 75,000      30,000        $ 7,192 (3)
Vice Chairman and Director       1999     200,000     100,000                      8,280
                                 1998     175,000     100,000      10,000          8,882

Bill Petter                      2000    $200,000    $ 80,000      30,000        $16,792 (3)
Vice Chairman and Director       1999     200,000      75,000                     17,880
                                 1998     175,000     100,000      10,000          8,882

Kevin Sipes                      2000    $ 84,250    $ 22,500       7,500        $ 4,041 (3)
Senior Vice President,           1999      62,000      20,000                      3,869
CFO and CAO                      1998      55,000      18,000       7,500          3,385

(1) Each of the above-named executive officers received perquisites during 2000, 1999 and 1998 which were less than $50,000 in aggregate amount for each of those years.

(2) Represents incentive bonuses awarded after year-end for achievement of corporate, individual and organizational objectives in fiscal years 2000, 1999 and 1998.

(3) Includes matching contributions to 401(k) Retirement Plan, ($4,250 for Bernard M. Trager, $4,250 for Steven E. Trager, $4,250 for Scott Trager, $4,250 for Bill Petter and $2,608 for Kevin Sipes), amount paid on split dollar life insurance policy ($53,249 for Bernard M. Trager), and on life and disability insurance policies ($1,538 for Bernard M. Trager and $2,942 each for Steven E. Trager, Scott Trager and Bill Petter and $1,433 for Kevin Sipes) and, for Mr. Petter, an auto allowance of $9,600.

                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
-------------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                        % OF TOTAL                                    VALUE AT ASSUMED
                                         OPTIONS                                    ANNUAL RATES OF STOCK
                        NUMBER OF       GRANTED TO                                   PRICE APPRECIATION
                       SECURITIES       EMPLOYEES                                     FOR OPTION TERM
                   UNDERLYING OPTIONS   IN FISCAL     EXERCISE      EXPIRATION      -------------------
NAME                   GRANTED (1)        YEAR         PRICE         DATE (6)         5%          10%
----------------   ------------------   ----------    --------     ------------     -------     -------
Steven E. Trager            -
                            -

Scott Trager             15,000           10.9%        $5.88       12/27/06 (2)     $24,368     $53,847
                         15,000           10.9          5.88       12/27/07 (3)      29,996      68,052

Bill Petter              15,000           10.9%        $5.88       12/27/06 (2)     $24,368     $53,847
                         15,000           10.9          5.88       12/27/07 (3)      29,996      68,052

Kevin Sipes               3,750           5.5%         $6.94       10/01/06 (4)     $14,380     $31,777
                          3,750           5.5           6.94       10/01/07 (5)      17,702      40,160

(1) Represents shares of Class A Common Stock. No options to purchase shares of Class B Common Stock or stock appreciation rights ("SARs") were granted to the named executive officers during 2000.

(2) Exercisable from December 28, 2005 through December 27, 2006.

(3) Exercisable from December 28, 2006 through December 27, 2007.

(4) Exercisable from October 2, 2005 through October 1, 2006.

(5) Exercisable from October 2, 2006 through October 1, 2007.

(6) In the event of a change of control, options granted under Republic's plan become exercisable in full, and remain exercisable in full thereafter until it expires pursuant to its terms.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                   SHARES                        NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                  ACQUIRED                      UNDERLYING UNEXERCISED               IN-THE-MONEY
                                     ON         VALUE             OPTIONS AT FY-END                OPTIONS AT FY-END (3)
                                  EXERCISE     REALIZED     -----------------------------     -----------------------------
NAME AND CLASS OF SHARES (1)         (#)        ($)(2)      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------------      --------     --------     -----------     -------------     -----------     -------------
Steven E. Trager
    Class A Common Stock                                                        10,000                           $     0
    Class B Common Stock

Scott Trager
    Class A Common Stock            25,000     $83,625                          65,000                           $81,913
    Class B Common Stock             5,000      16,725                           5,000                            14,538

Bill Petter
    Class A Common Stock
    Class B Common Stock            25,000     $83,625                          65,000                           $81,913
                                     5,000      16,725                           5,000                            14,538
Kevin Sipes
    Class A Common Stock                                                        25,000                           $ 2,175


(1) No SARs were exercised by the named executive officers or held by them at fiscal year end.

(2)  Market price at time of exercise less exercise price.

(3) Market value of underlying securities at December 31, 2000, $6.1875, less exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION,
SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

     The Bank entered into a death benefit agreement with Bernard Trager which became effective September 10, 1996. This agreement provides for the payment of three years compensation to the estate of Bernard Trager in the event of death while a full-time employee of the Bank. The agreement terminates in the event of a change in control.

     Republic entered into officer compensation continuation agreements with each of Steven Trager, Scott Trager and Bill Petter, which became effective
January 1995. These agreements provide for the payment of the executive officer's base salary and continuation of such executive officer's other employment benefits for up to a period of two years if, following a change in control, the executive officer terminates his employment for "Good Reason" or his employment is terminated other than pursuant to death or for "Cause," as defined in the agreements. In addition, any stock options or other similar rights will become immediately exercisable upon a change in control which results in termination. For purposes of these agreements, a change in control includes the acquisition by a person of beneficial ownership of securities representing greater voting power than held by the "Trager Family Members" (generally defined to include Bernard Trager, Jean Trager and their descendants, and companies, partnerships or trusts in which they are majority owners or beneficiaries) as a group or a reduction to less than 25% of the combined voting power of the stock held by the Trager Family Members. These agreements expired on December 31, 2000; however, on December 31, 2000, and on each anniversary of that date the agreements were and will be extended for two additional years unless Republic Bancorp gives notice that it elects not to extend.

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) on Republic Bancorp's Class A Common Stock as compared to the S&P 500 and the Nasdaq Bank Stocks Index. The graph covers the period beginning July 21, 1998, the date Republic Bancorp's Class A Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, and ending December 31, 2000.

NOTE:THE STOCK PRICE  PERFORMANCE  SHOWN ON THE GRAPH  BELOW IS NOT  NECESSARILY
     INDICATIVE OF FUTURE PRICE PERFORMANCE. [GRAPHIC OMITTED]

                             AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report:

     It is the responsibility of management to prepare the financial statements and the responsibility of Crowe, Chizek and Company LLP, Republic Bancorp's independent auditors, to audit the financial statements in accordance with generally accepted auditing procedures. The functions and responsibilities of the Audit Committee are described in the charter of the Audit Committee attached as an appendix to this proxy statement.

     In connection with its review of Republic Bancorp's financial statements for 2000, the Audit Committee:

*    has  reviewed  and  discussed  the  audited   financial   statements   with
     management;

* has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380); and

* has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence.

     The Audit Committee also discussed with management and the independent auditors the quality and adequacy of Republic Bancorp's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

     Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in Republic Bancorp's Annual Report on Form 10-K for the year ended December 31, 2000.

                         MEMBERS OF THE AUDIT COMMITTEE:

                               Charles E. Anderson

                              Sandra Metts Snowden

                                 Wayne Stratton

                          COMPENSATION COMMITTEE REPORT

     Under rules established by the SEC, the Compensation Committee is required to disclose: (1) the Committee's compensation policies applicable to Republic Bancorp's executive officers; (2) the relationship of executive compensation to corporate performance; and (3) the Committee's basis for determining the compensation of Republic Bancorp's Chief Executive Officer ("CEO"). Pursuant to those requirements, the Committee has prepared this report for inclusion in the Proxy Statement.

     The Compensation Committee is responsible for establishing compensation and compensation policies of the key executive officers of the Bank. Republic Bancorp does not separately compensate its executive officers, all of whom serve as key executive officers of the Bank. The Chairman of the Board plays a significant role in determining executive compensation. The compensation package, consisting of salary, bonus, stock options and other employee benefits, is intended to be competitive in the marketplace, and to provide an incentive to meet and exceed individual and corporate performance goals.

     Compensation discussions take into account performance appraisals completed on each key executive except the Chairman, whose compensation is tied more closely to the profitability of Republic Bancorp than to any other performance factor. The purpose of the performance appraisals for the remaining key executives is to provide, as objectively as possible, a documented method for reviewing their job performance, an appraisal of their potential to be assigned projects of enhanced responsibility and to provide a written development plan with specific goals and objectives that will promote further professional development while providing motivation for superior future performance. Specific quantitative goals (financial goals) established for each key executive for the year may be tied to operating profits, growth in loans, deposits and fees, as well as expense control and reduction.

     General performance goals may include special projects related to Republic Bancorp's strategic plan, expansion opportunities, unique marketing opportunities, customer satisfaction, operation efficiencies, business referrals and community involvement. The Committee also considers certain subjective considerations of management effectiveness, maintenance of regulatory compliance standards and professional leadership. The degree to which the respective key executive has attained his or her written goals and objectives is a factor in determining his or her compensation for the next fiscal year.

     Republic Bancorp participates in various local and national compensation surveys for key executives. These surveys are utilized only as a general guideline for establishing the key executives' level of compensation. The Committee recognizes that compensation to key executives should be reasonably representative of that typically offered in Republic Bancorp's market area in order to attract, motivate, reward and retain key executives. The Committee's philosophy is to provide compensation to key executives that is not only competitive with that of comparable institutions, but also provides retention incentive for the highly skilled management necessary to ensure the long-term success of the Corporation.

     During  2000,  the  salary  of the  Chairman  of the  Board  and the  Chief
Executive Officer were increased. Republic Bancorp's performance and the contributions these individuals made were important factors underlying compensation increases.

     When establishing the compensation for the Chairman and the Executive Officers (collectively "key executives") the Committee requires that there be a specific relationship between executive compensation and the financial performance of Republic Bancorp, but it also recognizes additional factors beyond financial performance such as salaries paid to peers, attainment of non-financial corporate objectives and other factors which act to contribute to shareholder value. The achievement of both annual and long-term corporate objectives is considered, with the emphasis being placed on annual performance. Recommendations of the Chairman and CEO are expected to continue to be important to the Committee's deliberations.

     The Committee is also responsible for the overall administration of the stock option program and other benefit programs. Republic Bancorp's stock option program provides for the granting of options to those employees who have demonstrated superior performance and who are deemed by the Committee to be important to Republic Bancorp's future success, with a view toward maximizing shareholder value.

                             COMPENSATION COMMITTEE

                                 Larry M. Hayes
                                Sandra M. Snowden
                               Charles E. Anderson

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Certain directors and executive officers, including certain members of the Compensation/ Human Resources Committee and certain members of their immediate families and affiliates, were clients of and had transactions with Republic during 2000. Transactions which involved loans or commitments by Republic Bancorp were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

     Republic Bancorp has a relationship with Anderson Insurance & Financial Services, Inc., pursuant to which the Bank provides life, accident, health and long term care insurance referrals. The agency provides supervision and training of independent insurance agents and shares a portion of the commission income with the Bank for the insurance sold through that agency. Charles E. Anderson, a director of Republic Bancorp, is Chairman and part owner of Anderson Insurance & Financial Services, Inc. The amount of commissions earned by Republic were less than $10,000 during 2000. Republic Bancorp also currently purchases and has purchased in the past directors' and officers' insurance through Anderson Insurance & Financial Services, Inc.


              CERTAIN OTHER RELATIONSHIPS AND RELATED TRANSACTIONS

     LEASING ARRANGEMENTS. Within the Louisville, Kentucky metropolitan area, the Bank leases space in five buildings owned by Bernard Trager, Chairman of Republic Bancorp, and Jean Trager, his wife, and partnerships in which they own controlling interests, including Jaytee, a shareholder of Republic Bancorp. Relatives of Bernard Trager, including Steven Trager and Scott Trager, directors and executive officers of Republic Bancorp, are also partners in Jaytee. See notes to the table under "SHARE OWNERSHIP". The buildings include Republic Corporate Center, which serves as both the Bank's main office and administrative headquarters in Louisville, Kentucky, and is owned and leased by TEECO Properties, which is owned by Bernard Trager. Also included are the Hurstbourne Parkway, Bardstown Road and Springhurst banking centers, as well as the Clarksville, Indiana loan production office, which are all owned and leased by Jaytee. Additional space was leased in 2000 in connection with selected operational functions. Under certain of these lease arrangements, Republic Bancorp has been responsible for the fit-up and certain completion costs for the leased facilities. Altogether, these affiliates currently lease approximately 92,000 square feet and the Bank pays approximately $127,000 per month, in rent, with lease terms expiring between 2001 and 2008.

     Each of the above transactions was obtained on terms comparable to those which could have been obtained from an unaffiliated party.

     RELATIONSHIPS WITH DIRECTORS. J. Michael Brown, who serves as one of the directors of Republic Bank & Trust Company, is a partner of Wyatt, Tarrant & Combs, LLP, a law firm which provides legal services to us. Fees paid by Republic Bancorp to Wyatt, Tarrant & Combs LLP totaled $207,000 in 2000.

     OTHER TRANSACTIONS. Steven Trager, a director and executive officer, and Shelley Trager Kusman, respectively, the son and daughter of Bernard Trager and Jean Trager, are directors of Bankers Insurance Agency, Inc., a title insurance agency which provided title insurance coverage to clients of Republic Bancorp. Prior to July 1, 2000, most of the Bank's mortgage clients purchased title insurance from Bankers Insurance Agency. These services resulted in commissions to Bankers Insurance Agency of approximately $540,000 in 2000. Under an agreement with Bankers Insurance Agency, personnel of Republic Bank & Trust performed certain functions for Bankers Insurance Agency. Bankers Insurance Agency reimbursed Republic Bank & Trust $33,000 for services performed by our employees during 2000. The majority owner of Bankers Insurance Agency is Shelley Trager Kusman. Minority shareholders in Bankers Insurance Agency include Steven Trager, Jean Trager, and the grandchildren of Bernard Trager: Michael Kusman, Andrew Kusman, Brett Kusman, Kevin Trager and Emily Trager. On July 1, 2000, the Bank began selling title insurance to its mortgage borrowers and the contractual relationship between Bankers Insurance Agency and the Bank was terminated.

     INDEBTEDNESS OF MANAGEMENT. Federal banking laws require that all loans or extensions of credit by the Bank to its executive officers and directors be made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to Bank directors must be approved in advance by a majority of the disinterested members of the board of directors.

     During 2000, directors and executive officers of Republic Bancorp and other persons or entities with which they are affiliated or with whom they are members of the same immediate family were customers of, and had in the ordinary course of business, banking transactions with the Bank. All loans included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, which loans do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, directors and executive officers of Republic had loans outstanding of $17.4 million.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Republic Bancorp's officers, directors and greater than 10% beneficial owners to file reports of ownership and changes in ownership with the SEC. Officers and directors are required by SEC regulation to furnish Republic Bancorp with copies of all Section 16(a) forms filed. Based solely upon review of copies of such forms, or written representations that there were no unreported holdings or transactions, Republic Bancorp believes that for the most recent fiscal year all
Section 16(a) filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with on a timely basis except as follows: Bill Petter made one late filing covering one transaction. Mr. Petter filed a report to correct the share ownership information reported on his initial Section 16 filing.

                             SOLICITATION OF PROXIES

     The cost of solicitation of proxies by the board of directors will be borne by Republic Bancorp. Some of Republic Bancorp's directors and officers who will receive no additional compensation may solicit proxies in person, and by telephone, telegraph, telecopier, facsimile, and mail from brokerage houses and other institutions, nominees, fiduciaries and custodians, who will be requested to forward the proxy materials to beneficial owners of the Class A and Class B Common Stock. Republic Bancorp will, upon request, reimburse such intermediaries for their reasonable expenses in forwarding proxy materials but will not pay fees, commissions, or other compensation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     At its meeting held on January 11, 2001, the board of directors adopted the recommendation of the Audit Committee and selected Crowe, Chizek and Company LLP to serve as Republic Bancorp's independent public accountants and auditors for the fiscal year ending December 31, 2001. Crowe, Chizek and Company LLP has served as Republic Bancorp's independent public accountants and auditors since the 1996 fiscal year.

     Representatives of Crowe, Chizek and Company LLP are expected to be present at the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

     The aggregate fees incurred for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for that year were $86,810.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees incurred for professional services rendered in connection with the design and/or implementation of our financial information systems by Crowe, Chizek and Company LLP for the year ended December 31, 2000, was $0.

ALL OTHER FEES

     The aggregate fees incurred for services rendered by Crowe, Chizek and Company LLP, other than the services covered under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", above, for the year ended December 31, 2000, were $193,110.

     The Audit Committee of the Board of Directors has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees", above, is compatible with maintaining the principal accountant's independence.

                                  OTHER MATTERS

     The board of directors does not know of any matters to be presented at the annual meeting other than as specified above. If, however, any other matters should come before the annual meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                              SHAREHOLDER PROPOSALS

     Shareholders who desire to present proposals at the 2002 annual meeting of shareholders must forward them in writing to the President of Republic Bancorp so that they are received no later than November 19, 2001, in order to be considered for inclusion in Republic Bancorp's proxy statement for such meeting. Shareholder proposals submitted after February 2, 2002, will be considered untimely, and the proxy solicited by Republic Bancorp for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                                  ANNUAL REPORT

     Republic Bancorp's 2000 Annual Report to Shareholders is enclosed with this proxy statement. The 2000 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

     ANY SHAREHOLDER WHO WISHES TO OBTAIN A COPY, WITHOUT CHARGE, OF REPUBLIC BANCORP'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000, WHICH INCLUDES FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY CONTACT MICHAEL A. RINGSWALD, THE CORPORATE SECRETARY, AT 601 WEST MARKET STREET, LOUISVILLE, KENTUCKY 40202, OR AT TELEPHONE NUMBER (502) 561-7112.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              /S/ Michael A. Ringswald
                                              Michael A. Ringswald, Secretary

Louisville, Kentucky
March 19, 2001


PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY STILL VOTE IN PERSON, SINCE THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY DELIVERING TO THE SECRETARY OF REPUBLIC BANCORP A WRITTEN REVOCATION OF THE PROXY.

                                    APPENDIX

                             REPUBLIC BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

The Audit Committee shall serve as a committee of Republic Bancorp, Inc. Board of Directors. In accordance with FDICIA, the Audit Committee shall be composed of at least three directors who are independent of the management of the bank and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The following relevant information was considered in making this determination:

The member has not been an officer or employee of the institution or its affiliates within the preceding five years;

The member has not accepted compensation from the institution or its affiliates other than compensation for Board service or receipt of benefits under a tax-qualified retirement plan;

The member has not served or does not serve as a consultant, advisor, promoter, underwriter, legal counsel, or trustee of the institution or its affiliates;

The member is not an immediate family relative of an officer or other employee of the institution or its affiliates;

The member does not hold or control, nor has held or controlled, a direct or indirect financial interest in the institution or its affiliates within the preceding year, of 10 percent or more of any outstanding class of voting securities of the institution.

The Audit Committee members should each be financially literate and at least one member should have accounting or related financial management expertise.

The Audit Committee has a major responsibility to provide assistance to the directors in fulfilling their responsibility to the shareholders and investment community related to corporate accounting, reporting practices, the quality and integrity of financial reports and compliance with banking laws and regulations. The Audit Committee is also responsible for overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company, and compliance by the Company with all applicable laws, regulations and Company policy. In so doing, the Audit Committee will be responsible for handling relations with the outside external auditing firm, the Internal Audit Department, and the Compliance function. The Committee views the outside independent auditors, Internal Audit and Loan Review as important resources. To this end, the Audit Committee should concur in the appointment or removal of the Internal Auditor and Compliance Manager.

To the extent necessary to fulfill its responsibilities, the Committee will also communicate with the Bank's Legal Department, Accounting Department, Credit Administration, and others as it deems necessary.

In order to fulfill its primary responsibilities, the Committee shall meet as often as deemed necessary but not less than quarterly. The Committee may ask management or others to attend meetings and provide pertinent information as necessary. The agenda on an annual basis will include:

Recommend to the Board of Directors the appointment and compensation of the outside auditors for the ensuing year.

Provide an open avenue of communication between the outside auditors, the Internal Auditors, and the Board of Directors.

The scope of the audit performed by the external auditors shall be reviewed and approved by the Committee. Any other services rendered by the external audit firm for Republic Bancorp or its affiliates shall also be reviewed by the Committee. The Committee shall review with the external auditors the adequacy and effectiveness of internal auditing, control of the organization, recommendations for improvement in control, and any difficulties encountered. The Committee shall also review financial statements contained in the annual report with the independent auditor.

Confirm and assure the independence of the outside auditors and the internal auditor.

Review and approve the audit plan of the Internal Audit Department

Review coordination of audit efforts between the outside and internal auditors to assure completeness of coverage, reduction in redundant efforts, and the effective use of audit resources.

Review the organizational structure and qualifications of the Internal Audit Department.

Review and approve the Compliance review policy and operating plan of the Compliance Review Department.

Concur in the appointment or removal of the Internal Auditor and Compliance Officer as warranted.

Review and approve the status of completion of and significant changes to the Internal Audit and Compliance Review plans and budgets.

Review reports on examinations made by regulatory agencies and evaluate the adequacy of management's responses (unless performed at the Board level).

Evaluate internal accounting control through a review of reports prepared by the Internal Audit Department that describe control weaknesses, and determine that appropriate corrective action is being taken by management.

Evaluate compliance with laws and regulations through a review of reports prepared by the Compliance Department that evaluates the Company's adherence with banking laws and regulations (unless performed at the Board level).

The committee shall receive a report from the Legal Department regarding Code of Conduct issues. Legal matters, regulatory and legal requirements and issues, and insurance concerns which could significantly impact the financial statements should also be reported.

The Committee shall meet periodically with the Internal Auditor, Compliance Officer and independent accountants without members of management present.

Within the scope of its duties, the Committee shall have the discretion to institute investigations of improprieties or suspected improprieties, including the standing authority to retain special counsel or experts.

Inquire of management, the outside auditors and internal audit about significant risks or exposures and assess steps management has taken to minimize risks.

Report periodically to the Board of Directors on significant results of Audit Committee meetings.

Remind the outside auditors that:
The Audit Committee is the auditors' client;
The auditors are required to provide a timely analysis of current financial reporting issues and practices; The auditors are required to discuss their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and the degree of aggressiveness or conservativeness of principles and estimates.

Review, update and approve the Audit Committee charter annually.

Review accounting and financial human resources and succession and planning within the Company.

Review Internal Audit's compliance with the Institute of Internal Auditor's Standards for the Professional Practice of Internal Auditing.

Review filings with the SEC for consistency with information contained in the financial statements.

Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities and how they were discharged.

In carrying out their responsibilities, the Audit Committee believes its agenda and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the Directors and Shareholders that the accounting and reporting practices of the Bank are in accordance with all requirements and are of the highest quality.

Minutes of all meetings of the Committee shall be maintained.

This Audit Charter is a living document and may be revised from time to time at the discretion of the Audit Committee, Board of Directors or as directed by various regulatory bodies.

PROXY                                                                     PROXY

                             REPUBLIC BANCORP, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Republic Bancorp, Inc. hereby nominates and appoints Larry M. Hayes and R. Wayne Stratton, with power to act without the other and with full power of substitution, as the undersigned's true and lawful attorney(s) to vote all of the Class A Common Stock and Class B Common Stock of Republic Bancorp, Inc. standing in the undersigned's name on the Corporation's books at the close of business on March 1, 2001, with all the powers the undersigned would possess if present in person, at the Annual Meeting of Shareholders to be held on April 18, 2001, or any adjournment thereof.

                PLEASEMARK,  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                      THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                             REPUBLIC BANCORP, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY



1. Election of Directors -                                   For   Withhold  For All
   Nominees:                                                 All     All    (Except*)
                                                                                       2. In their discretion, the proxies are auth-
      01 Bernard M. Trager         02 Steven E. Trager                                    orized to vote upon such other business as
      03 Scott Trager              04 Bill Petter                                         may properly come before the meeting in-
      05 R. Wayne Stratton         06 Larry M. Hayes                                      cluding  matters incident to its conduct.
      07 Sandra Metts Snowden      08 Samuel G. Swope
      09 Charles E. Anderson

------------------------------------------------------                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
    *(Write nominee(s) exception above.                                                   FOR ITEM 1. If no choice is specified,
                                                                                          this proxy will be voted for the above-
                                                                                          named nominees, with the discretionary
                                                                                          authority contained in the proxy
                                                                                          statement.



                                                                                       Dated:                , 2001
                                                                                             ----------------
      [THIS SPACE RESERVED FOR ADDRESSING]
                                                                                       ---------------------------------------------
                                                                                                Signature of Shareholder

                                                                                       ---------------------------------------------
                                                                                                Signature if held jointly


                                                                                       Please date this proxy and sign your name
                                                                                       exactly as it appears hereon.  Persons sign-
                                                                                       ing in a representative capacity, should
                                                                                       indicate their capacity.  A proxy for shares
                                                                                       held in joint ownership should be signed
                                                                                       by both owners.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE